RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Post Holdings Inc. (POST 7.375% February 15, 2022 144A), Cusip 737446AD

3.	Underwriter from whom purchased:	Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$4,029,075

6.	Aggregate principal amount of offering:	$370,125,000

7.	Purchase price (net of fees and expenses):	$105.75

8.	Offering price at close of first day on which any sales were made:	$105.75

9.	Date of Purchase:	7/11/2013

10.	Date offering commenced:	7/11/2013

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	RKI Exploration & Production LLC and RKI Finance Corp. (RKIEXP 8.50% August 1, 2021 144A), Cusip 74966CAA

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$25,000,000

6.	Aggregate principal amount of offering:	$350,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/15/2013

10.	Date offering commenced:	7/15/2013

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Kodiak Oil & Gas Corp (KOG 5.50% February 1, 2022 144A), Cusip 50015QAG

3.	Underwriter from whom purchased:	Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$15,439,000

6.	Aggregate principal amount of offering:	$400,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/23/2013

10.	Date offering commenced:	7/23/2013

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Michaels FinCo Holdings, LLC (MIK 7.50% August 1, 2018 144A), Cusip 594082AA

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$4,980,000

6.	Aggregate principal amount of offering:	$800,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/24/2013

10.	Date offering commenced:	7/24/2013

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Tesoro Logistics LP and Tesoro Logistics Finance Corp (TLLP 6.125% October 15, 2021 144A), Cusip 88160QAC

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$33,365,000

6.	Aggregate principal amount of offering:	$550,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/29/2013

10.	Date offering commenced:	7/29/2013

11.	Commission, spread or profit:	1.38%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Sirius XM Radio Inc (SIRI 5.75% August 1, 2021 144A), Cusip 82967NAN

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$42,659,000

6.	Aggregate principal amount of offering:	$600,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/29/2013

10.	Date offering commenced:	7/29/2013

11.	Commission, spread or profit:	1.13%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Dana Holdings Corp (DAN 5.375% September 15, 2021), Cusip 235825AC

3.	Underwriter from whom purchased:		Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$14,280,000

6.	Aggregate principal amount of offering:			$450,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			7/30/2013

10.	Date offering commenced:			7/30/2013

11.	Commission, spread or profit:			1.50%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Dana Holdings Corp (DAN 6.00% September 15, 2023), Cusip 235825AD

3.	Underwriter from whom purchased:		Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$7,140,000

6.	Aggregate principal amount of offering:			$300,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			7/30/2013

10.	Date offering commenced:			7/30/2013

11.	Commission, spread or profit:			1.50%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	PNK Finance Corp (PNK 6.375% August 1, 2021 144A), Cusip 69353XAA

3.	Underwriter from whom purchased:	Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$9,960,000

6.	Aggregate principal amount of offering:	$850,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/30/2013

10.	Date offering commenced:	7/30/2013

11.	Commission, spread or profit:	1.67%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	LSB Industries (LXU 7.75% August , 2019 144A), Cusip 502160AK

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$71,933,000

6.	Aggregate principal amount of offering:	$425,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/31/2013

10.	Date offering commenced:	7/31/2013

11.	Commission, spread or profit:	1.49%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Healthcare Technology Intermediate, Inc. (RX 7.375% September 1, 2013 144A), Cusip 42225XAA

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$32,098,000

6.	Aggregate principal amount of offering:	$750,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	8/01/2013

10.	Date offering commenced:	8/01/2013

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	William Carter (CRI 5.25% August 15, 2021 144A), Cusip 146303AF

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$15,586,000

6.	Aggregate principal amount of offering:	$400,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	8/07/2013

10.	Date offering commenced:	8/07/2013

11.	Commission, spread or profit:	1.45%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	DreamWorks Animation SKG, Inc. (DWA 6.875% August 15, 2020 144A), Cusip 26153CAA

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$12,185,000

6.	Aggregate principal amount of offering:	$300,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	8/07/2013

10.	Date offering commenced:	8/07/2013

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Hospira Inc (HSP 5.20% August 12, 2020), Cusip 441060AM

3.	Underwriter from whom purchased:		Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$10,624,479

6.	Aggregate principal amount of offering:			$349,128,500

7.	Purchase price (net of fees and expenses):			$99.751

8.	Offering price at close of first day on which any sales were made:			$99.751

9.	Date of Purchase:			8/07/2013

10.	Date offering commenced:			8/07/2013

11.	Commission, spread or profit:			0.88%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Hospira Inc (HSP 5.80% August 12, 2023), Cusip 441060AN

3.	Underwriter from whom purchased:		Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$6,542,876

6.	Aggregate principal amount of offering:			$348,820,500

7.	Purchase price (net of fees and expenses):			$99.663

8.	Offering price at close of first day on which any sales were made:			$99.663

9.	Date of Purchase:			8/07/2013

10.	Date offering commenced:			8/07/2013

11.	Commission, spread or profit:			0.88%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Iron Mountain Inc (IRM 6.00% August 15, 2023), Cusip 46284PAQ

3.	Underwriter from whom purchased:		Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$32,835,000

6.	Aggregate principal amount of offering:			$600,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			8/08/2013

10.	Date offering commenced:			8/08/2013

11.	Commission, spread or profit:			1.50%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Halcon Resources Corporation (HKUS 9.25% February 15, 2022 144A), Cusip 40537QAE

3.	Underwriter from whom purchased:		BMO Capital Market

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$31,125,000

6.	Aggregate principal amount of offering:			$400,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			8/08/2013

10.	Date offering commenced:			8/08/2013

11.	Commission, spread or profit:			1.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?	X

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Windstream Corporation (WIN 7.75% October 1, 2021 144A), Cusip 97381WBA

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$33,544,350

6.	Aggregate principal amount of offering:	$517,500,000

7.	Purchase price (net of fees and expenses):	$103.50

8.	Offering price at close of first day on which any sales were made:	$103.50

9.	Date of Purchase:	8/12/2013

10.	Date offering commenced:	8/12/2013

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		RR Donnelley & Sons Company (RRD 7.00% February 15, 2022), Cusip 257867AZ

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$15,630,000

6.	Aggregate principal amount of offering:			$400,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			8/12/2013

10.	Date offering commenced:			8/12/2013

11.	Commission, spread or profit:			1.47%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?	X

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Access Midstream Partners, L.P. and ACMP Finance Corp (ACMP 5.875% April 15, 2021), Cusip 16524RAC

3.	Underwriter from whom purchased:		Barclays Capital Inc

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$28,559,055

6.	Aggregate principal amount of offering:			$406,000,000

7.	Purchase price (net of fees and expenses):			$101.50

8.	Offering price at close of first day on which any sales were made:			$101.50

9.	Date of Purchase:			8/14/2013

10.	Date offering commenced:			8/14/2013

11.	Commission, spread or profit:			1.25%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 27, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Sprint Corporation (S 7.25% September 15, 2021 144A), Cusip 85207UAA

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$32,602,000

6.	Aggregate principal amount of offering:	$2,250,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/04/2013

10.	Date offering commenced:	9/04/2013

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Sprint Corporation (S 7.875% September 15, 2023 144A), Cusip 85207UAB

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$51,725,000

6.	Aggregate principal amount of offering:	$4,250,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/04/2013

10.	Date offering commenced:	9/04/2013

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Whiting Petroleu,m Corporation (WLL 5.75% March 15, 2021), Cusip 966387AH

3.	Underwriter from whom purchased:		Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$65,735,000

6.	Aggregate principal amount of offering:			$800,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			9/09/2013

10.	Date offering commenced:			9/09/2013

11.	Commission, spread or profit:			1.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Oasis Petroleum Inc (OAS 6.875% March 15, 2022 144A), Cusip 674215AF

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$51,130,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/10/2013

10.	Date offering commenced:	9/10/2013

11.	Commission, spread or profit:	1.38%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Verizon Communications Inc (VZ 5.15% September 15, 2023), Cusip 92343VBR

3.	Underwriter from whom purchased:		Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$26,145,015

6.	Aggregate principal amount of offering:			$10,964,360,000

7.	Purchase price (net of fees and expenses):			$99.676

8.	Offering price at close of first day on which any sales were made:			$99.676

9.	Date of Purchase:			9/11/2013

10.	Date offering commenced:			9/11/2013

11.	Commission, spread or profit:			0.45%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Activision Blizzard (ATVI 5.625% September 15, 2021 144A), Cusip 00507VAC

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$20,385,000

6.	Aggregate principal amount of offering:	$1,500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/12/2013

10.	Date offering commenced:	9/12/2013

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Activision Blizzard (ATVI 6.125% September 15, 2023 144A), Cusip 00507VAE

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$9,140,000

6.	Aggregate principal amount of offering:	$750,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/12/2013

10.	Date offering commenced:	9/12/2013

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	The Geo Group Inc (GEO 5.875% January 15, 2022 144A), Cusip 36159RAH

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$28,555,000

6.	Aggregate principal amount of offering:	$250,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/19/2013

10.	Date offering commenced:	9/19/2013

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	The Nielsen Company (NLSN 5.50% October 1, 2021 144A), Cusip 65410CAA

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$18,430,000

6.	Aggregate principal amount of offering:	$625,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/20/2013

10.	Date offering commenced:	9/20/2013

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Hilton Worldwide Finance (HLT 5.625% October 15, 2021 144A), Cusip 432891AC

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$50,080,000

6.	Aggregate principal amount of offering:	$1,500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/20/2013

10.	Date offering commenced:	9/20/2013

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	ADT Corporation (ADT 6.25% October 15, 2021 144A), Cusip 00101JAJ

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$53,305,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/24/2013

10.	Date offering commenced:	9/24/2013

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	General Motors Company (GM 3.50% October 2, 2018 144A), Cusip 37045VAA

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$28,160,000

6.	Aggregate principal amount of offering:	$1,500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/24/2013

10.	Date offering commenced:	9/24/2013

11.	Commission, spread or profit:	0.88%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	General Motors Company (GM 4.875% October , 2023 144A), Cusip 37045VAB

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$75,085,000

6.	Aggregate principal amount of offering:	$1,500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/24/2013

10.	Date offering commenced:	9/24/2013

11.	Commission, spread or profit:	0.88%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	MEG Energy Corporation (MEGCN 7.00% March 31, 2024 144A), Cusip 552704AC

3.	Underwriter from whom purchased:	Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$31,795,000

6.	Aggregate principal amount of offering:	$800,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/26/2013

10.	Date offering commenced:	9/26/2013

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Allegion US Holding Co (ALLGUS 5.75% October 1, 2021 144A), Cusip 01748NAA

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$13,860,000

6.	Aggregate principal amount of offering:	$300,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/27/2013

10.	Date offering commenced:	9/27/2013

11.	Commission, spread or profit:	2.92%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 21, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Caesars Entertainment Resort Property (CZR 8.00% October 1, 2020 144A), Cusip 699742AA

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$103,821,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/27/2013

10.	Date offering commenced:	9/27/2013

11.	Commission, spread or profit:	1.29%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	November 13, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Memorial Production Partners LP and Memorial Production Finance Corporation (MEMPR 7.625% May 1, 2021 144A), Cusip 586049AC

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$14,496,650

6.	Aggregate principal amount of offering:	$291,000,000

7.	Purchase price (net of fees and expenses):	$97.00

8.	Offering price at close of first day on which any sales were made:	$97.00

9.	Date of Purchase:	10/07/2013

10.	Date offering commenced:	10/07/2013

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		T-Mobile USA Inc (TMUS 6.633% April 28, 2021), Cusip 87264AAD

3.	Underwriter from whom purchased:		Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$33,635,000

6.	Aggregate principal amount of offering:			$1,250,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			10/08/2013

10.	Date offering commenced:			10/08/2013

11.	Commission, spread or profit:			0.13%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		T-Mobile USA Inc (TMUS 6.836% April 28, 2023), Cusip 87264AAE

3.	Underwriter from whom purchased:		Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$9,849,000

6.	Aggregate principal amount of offering:			$588,000,000

7.	Purchase price (net of fees and expenses):			$98.00

8.	Offering price at close of first day on which any sales were made:			$98.00

9.	Date of Purchase:			10/08/2013

10.	Date offering commenced:			10/08/2013

11.	Commission, spread or profit:			0.13%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		T-Mobile USA Inc (TMUS 6.542% April 28, 2020), Cusip 87264AAF

3.	Underwriter from whom purchased:		Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$2,805,000

6.	Aggregate principal amount of offering:			$1,250,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			10/08/2013

10.	Date offering commenced:			10/08/2013

11.	Commission, spread or profit:			0.13%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		T-Mobile USA Inc (TMUS 6.731% April 28, 2022), Cusip 87264AAG

3.	Underwriter from whom purchased:		Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$27,017,000

6.	Aggregate principal amount of offering:			$1,237,500,000

7.	Purchase price (net of fees and expenses):			$99.00

8.	Offering price at close of first day on which any sales were made:			$99.00

9.	Date of Purchase:			10/08/2013

10.	Date offering commenced:			10/08/2013

11.	Commission, spread or profit:			0.13%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Crestwood Midstream Partners LP/Crestwood Finance Corp. (CMLP 6.125% March 1, 2022 144A), Cusip 226373AG

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$37,766,000

6.	Aggregate principal amount of offering:	$600,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	10/22/2013

10.	Date offering commenced:	10/22/2013

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Antero Resources Finance (AR 5.375% November 1, 2021 144A), Cusip 03674PAK

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$27,630,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	10/24/2013

10.	Date offering commenced:	10/24/2013

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Sally Holdings LLC and Sally Capital Inc. (SBH 5.50% November 1, 2023), Cusip 79546VAK

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$16,869,000

6.	Aggregate principal amount of offering:			$200,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			10/24/2013

10.	Date offering commenced:			10/24/2013

11.	Commission, spread or profit:			1.50%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 3, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Post Holdings Inc (POST 6.75% December 1, 2021 144A), Cusip 737446AE

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$23,117,000

6.	Aggregate principal amount of offering:	$525,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/13/2013

10.	Date offering commenced:	11/13/2013

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 3, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Hiland Partners, LP and Hiland Partners Finance Corp. (HLND 7.25% October 1, 2020 144A), Cusip 43129TAA

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$18,894,500

6.	Aggregate principal amount of offering:	$424,000,000

7.	Purchase price (net of fees and expenses):	$106.00

8.	Offering price at close of first day on which any sales were made:	$106.00

9.	Date of Purchase:	11/14/2013

10.	Date offering commenced:	11/14/2013

11.	Commission, spread or profit:	1.95%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 3, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Valeant Pharmaceuticals (VRXCN 5.625% December 1, 2021 144A), Cusip 91911KAD

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$33,730,000

6.	Aggregate principal amount of offering:	$900,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/14/2013

10.	Date offering commenced:	11/14/2013

11.	Commission, spread or profit:	0.95%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 3, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	T-Mobile USA Inc (TMUS 6.125% January 15, 2022), Cusip 87264AAH

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$9,175,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/18/2013

10.	Date offering commenced:	11/18/2013

11.	Commission, spread or profit:	0.13%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 3, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		BreitBurn Energy Partners L.P. and BreitBurn Finance Corporation (BBEP 7.875% April 15, 2022), Cusip 106777AD

3.	Underwriter from whom purchased:		Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$16,606,413

6.	Aggregate principal amount of offering:			$401,000,000

7.	Purchase price (net of fees and expenses):			$100.250

8.	Offering price at close of first day on which any sales were made:			$100.250

9.	Date of Purchase:			11/19/2013

10.	Date offering commenced:			11/19/2013

11.	Commission, spread or profit:			1.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 3, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Wesco Distribution Inc (WCC 5.375% December 15, 2021 144A), Cusip 95081QAJ

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$7,100,000

6.	Aggregate principal amount of offering:	$500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/21/2013

10.	Date offering commenced:	11/21/2013

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 3, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Aircastle Limited (AYR 4.625% December 15, 2018), Cusip 00928QAL

3.	Underwriter from whom purchased:		Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$37,240,000

6.	Aggregate principal amount of offering:			$400,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			12/02/2013

10.	Date offering commenced:			12/02/2013

11.	Commission, spread or profit:			1.50%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 22, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Ultra Petroleum Corp (UPL 5.75% December 15, 2018 144A), Cusip 903914AA

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$25,125,000

6.	Aggregate principal amount of offering:	$450,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	12/06/2013

10.	Date offering commenced:	12/06/2013

11.	Commission, spread or profit:	1.72%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 22, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Sprint Corp (S 7.125% June 15, 2024 144A), Cusip 85207UAG

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$41,365,000

6.	Aggregate principal amount of offering:	$2,500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	12/09/2013

10.	Date offering commenced:	12/09/2013

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 22, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Tesoro Logistics LP/Corp (TLLP 5.875% October 1, 2020 144A), Cusip 88160QAE

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$30,326,328

6.	Aggregate principal amount of offering:	$255,625,000

7.	Purchase price (net of fees and expenses):	$102.25

8.	Offering price at close of first day on which any sales were made:	$102.25

9.	Date of Purchase:	12/12/2013

10.	Date offering commenced:	12/12/2013

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 22, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		MGM Resorts International (MGM 5.25% March 31, 2020), Cusip 552953CB

3.	Underwriter from whom purchased:		Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$47,320,000

6.	Aggregate principal amount of offering:			$500,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			12/16/2013

10.	Date offering commenced:			12/16/2013

11.	Commission, spread or profit:			1.25%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 22, 2014